ATTORNEYS' TITLE GUARANTY FUND, INC.

                       EXCHANGE AGREEMENT
                   EXCHANGE ESCROW NO. 96026S

THIS EXCHANGE AGREEMENT is made as of the 17th day of May, 1996, by and between Galena State Bank & Trust Co. & Galena State Bank & Trust Co., as Trustee * ("Exchangor") and ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"). *under Trust Agreement dated July 16, 1976, known as TRUST NO. 167

                           WITNESSETH:

WHEREAS, Exchangor is the holder of an interest in certain property or properties commonly known as (1) 216 S. Commerce St., Galena, IL (2) 400 S. Main St., Galena, IL (3) Gear St., Galena,
IL and more fully described in Exhibit A attached hereto
(individually and collectively referred to herein as the "Relinquished Property"); and

     WHEREAS, Exchangor desires to exchange the Relinquished Property for other property or properties of a like-kind (individually and collectively referred to herein as the "Replacement Property") in accordance with Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder (the "Regulations"); and

     WHEREAS, Exchangor has entered into or is about to enter into a contract or contracts to sell the Relinquished Property
(individually and collectively referred to herein as the "Relinquished Property Contract"); and

     WHEREAS, the Relinquished Property Contract does or will permit Exchangor to effect a like-kind exchange of the Relinquished Property for Replacement Property in accordance with
Section 1031 of the Code and the Regulations; and

     WHEREAS, in accordance with paragraph (g)(4) of Section l.l03l(k)-l of the Regulations, Exchangor desires Qualified Intermediary to acquire the Relinquished Property from Exchangor, to transfer the Relinquished Property to the purchaser or purchasers under the Relinquished Property Contract (individually and collectively referred to herein as the "Relinquished Property Purchaser"), to acquire the Replacement Property from the owner or owners thereof (individually and collectively referred to herein as the "Replacement Property Seller"), and to transfer the Replacement Property to Exchangor; and

     WHEREAS, Qualified Intermediary desires to act as Exchangor's "qualified intermediary" as such term is defined in paragraph (g)(4) of Section 1.1031(k)-l of the Regulations and, except for purposes of Section 1031(a) of the Code, as Exchangor's agent.

     NOW, THEREFORE, for and in consideration of the mutual covenants, conditions and agreements set forth herein, Exchangor and Qualified Intermediary hereby agree as follows:

                            ARTICLE 1
                      AGREEMENT TO EXCHANGE

1.1 Upon the terms and conditions set forth in this Exchange Agreement, Qualified Intermediary agrees to acquire the Relinquished Property from Exchangor, to transfer the Relinquished Property to the Relinquished Property Purchaser, to acquire the Replacement Property from the Replacement Property Seller and to transfer the Replacement Property to Exchangor.

1.2 For purposes of the satisfaction of Qualified Intermediary's obligation to acquire and transfer the Relinquished Property and to acquire and transfer the Replacement Property as set forth above in Section 1.1, in accordance with paragraphs (g)(4)(iv) and (g)(4)(v) of Section 1.1031(k)-1 of the Regulations, Exchangor shall assign to Qualified Intermediary all of Exchanger's rights in and to (a) the Relinquished Property Contract and (b) the contract or contracts to be entered into between Exchangor and the Replacement Property Seller for the sale of the Replacement Property (individually and collectively referred to herein as the "Replacement Property Contract").

                            ARTICLE 2
        QUALIFIED INTERMEDIARY'S ACQUISITION AND TRANSFER
                  OF THE RELINQUISHED PROPERTY

2.1 On or before the date on which the transfer of the Relinquished Property is consummated pursuant to the Relinquished
Property Contract (the "Relinquished Property Closing Date"), but in any event prior to such transfer:

(a) Exchangor (i) shall assign to Qualified Intermediary all of Exchangor's rights in and to the Relinquished Property Contract by executing and delivering to Qualified Intermediary an Assignment in the form attached hereto as Exhibit B and (ii) shall deliver all earnest money deposited under the Relinquished Property Contract to Qualified Intermediary to be held by Qualified Intermediary in accordance with Article 5 below;

(b) Qualified Intermediary shall accept from Exchangor the assignment of all of Exchangor's rights in and to the Relinquished Property Contract by executing and delivering to Exchangor an Acceptance in the form attached hereto as Exhibit B;

(c) Exchangor shall, in accordance with the Regulations, notify in writing the Relinquished Property Purchaser that all of Exchangor's rights in and to the Relinquished Property Contract have been assigned to Qualified Intermediary, which written notification shall be in the form of Exhibit B attached hereto; and

(d) Exchangor shall obtain the Relinquished Property Purchaser's consent to the assignment described in this Section 2.1, which consent (i) shall include the Relinquished Property Purchaser's acknowledgment that neither Qualified Intermediary nor its officers, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract, and (ii) shall be in the form of Exhibit B attached hereto.

For purposes of this Section 2.1, in the case of Relinquished
Property consisting of multiple properties, with regard to each such property the Relinquished Property Closing Date shall mean the date of transfer of that property.

2.2 To effectuate the transfer of the Relinquished Property to the Relinquished Property Purchaser, Qualified Intermediary hereby authorizes and directs Exchangor to convey the Relinquished Property directly to the Relinquished Property Purchaser in satisfaction of Qualified Intermediary's obligations as assignee of Exchangor's rights under the Relinquished Property Contract.

2.3 In the event the Relinquished Property consists of multiple properties, then, for purposes of determining the commencement of the "Identification Period" (defined in Section 3.2 below) and the commencement of the "Exchange Period" (defined in Section 4.5 below) and for purposes of Section 4.4 below, the Relinquished Property Closing Date shall mean the earliest date on which any of such properties are transferred.

                            ARTICLE 3
                      IDENTIFICATION OF THE
                      REPLACEMENT PROPERTY

3.1 At any time prior to the Relinquished Property Closing
Date, Exchangor may identify one or more properties as the Replacement Property in accordance with paragraph (c) of Section
1.1031(k)-l of the Regulations.

3.2 If Exchangor has not identified the Replacement Property prior to the Relinquished Property Closing Date (as such term is described in Section 2.3 above), then at any time during the period commencing on the Relinquished Property Closing Date and ending at midnight on the 45th day thereafter (the Identification Period") Exchangor may identify one or more properties as the Replacement Property in accordance with paragraphs (b) and (c) of
Section 1.1031(k)-1 of the Regulations.

3.3 Such identification (and, if applicable, the revocation thereof in accordance with paragraph (c)(6) of Section 1.1031
(k)-1 of the Regulations) shall be made in a written document signed by Exchangor and given before the end of the Identification Period, in accordance with paragraph (c)(2) of
Section 1.1031(k)-1 of the Regulations, and to the Qualified Intermediary, pursuant to the notice provisions set forth in
Section 9.1 below.

3.4 Any identification of the Replacement Property shall be made in the form of Exhibit C attached hereto.

                            ARTICLE 4
            QUALIFIED INTERMEDIARY'S ACQUISITION AND
              TRANSFER OF THE REPLACEMENT PROPERTY

4.1 Following the identification of the Replacement Property, Exchangor shall enter into the Replacement Property Contract with the Replacement Property Seller.

4.2 On or before the date on which the transfer of the Replacement Property is consummated pursuant to the Replacement
Property Contract (the "Replacement Property Closing Date"), but in any event prior to such transfer:

      (a) Exchangor shall assign to Qualified Intermediary all of Exchangor's rights in and to the Replacement Property Contract by executing and delivering to Qualified Intermediary an Assignment in the form attached hereto as Exhibit D;

      (b) Qualified Intermediary shall accept from Exchangor the assignment of all of Exchangor's rights in and to the Replacement
Property Contract by executing and delivering to Exchangor an Acceptance in the form attached hereto as Exhibit D;

      (c) Exchangor shall, in accordance with the Regulations, notify in writing the Replacement Property Seller that all of Exchangor's rights in and to the Replacement Property Contract have been assigned to Qualified Intermediary, which written notification shall be in the form of Exhibit D attached hereto; and

      (d) Exchangor shall obtain the Replacement Property Seller's consent to the assignment described in this Section 4.2, which consent (i) shall include the Replacement Property Seller's acknowledgment limiting the liability of Qualified Intermediary (and its officers, directors, agents and employees) as assignee of Exchangor's rights under the Replacement Property Contract to the forfeiture of the earnest money deposit provided for in the Replacement Property Contract, and (ii) shall be in the form of Exhibit D attached hereto.

For purposes of this Section 4.2, in the case of Replacement
Property consisting of multiple properties, with regard to each such property the Replacement Property Closing Date shall mean the date of transfer of that property.

4.3 To effectuate the transfer of the Replacement Property to Exchangor, Qualified Intermediary, as assignee of Exchangor's rights under the Replacement Property Contract, shall direct the Replacement Property Seller to convey the Replacement Property directly to Exchangor pursuant to a Direction in the form attached hereto as Exhibit E.

4.4 The Replacement Property Closing Date, which for purposes of this Section 4.4 in the case of Replacement Property consisting of multiple properties shall mean the earliest date on which any of such properties are transferred, shall occur not earlier than the Relinquished Property Closing Date (as such term is described in Section 2.3 above).

4.5 The Replacement Property Closing Date, which for purpose of this Section 4.5 in the case of Replacement Property consisting of multiple properties shall mean the latest date on which any of such properties are transferred, shall occur not later than the end of the "Exchange Period" (as such term is hereinafter defined). The "Exchange Period" means the period which begins on the Relinquished Property Closing Date (as such term is described in Section 2.3 above) and ends at midnight on the earlier of (a) the 180th day thereafter or (b) the due date (including extensions) for Exchangor's return of the tax imposed by chapter 1 of subtitle A of the Code for the taxable year in which the Relinquished Property Closing Date (as such term is described in Section 2.3 above) occurs.

                            ARTICLE 5
                       THE EXCHANGE FUNDS

5.1 The cash proceeds realized by Qualified Intermediary from the transfer of the Relinquished Property to the Relinquished Property Purchaser, net of amounts paid in respect of encumbrances on the Relinquished Property, commissions, prorated taxes, recording fees, transfer taxes and title and escrow closing fees (the "Exchange Funds"), shall be held by Qualified Intermediary in accordance with the provisions of this Exchange Agreement.

5.2 Qualified Intermediary shall deposit the Exchange Funds (other than such portion of the Exchange Funds which is immediately required in connection with the acquisition of the Replacement Property) in a financial institution, the accounts of which are federally insured, or shall invest the Exchange Funds in securities of the United States Government.

5.3 All earnings realized from the deposit or investment of the Exchange Funds shall become a part of the Exchange Funds. All such earnings shall be attributed to Exchangor for federal income tax purposes and Qualified Intermediary shall report such earnings to the Internal Revenue Service on the appropriate forms. Exchangor shall complete Internal Revenue Service Form W-9 and shall deliver such Form W-9 to Qualified Intermediary concurrently with the execution of this Exchange Agreement.

5.4 Exchangor shall have no right to receive, pledge, borrow or otherwise obtain the benefits of money or other property constituting the Exchange Funds, including the earnings thereon, until the day following the last day of the Exchange Period, except that:

      (a) if Exchangor has not identified the Replacement Property by the end of the Identification Period, then Exchangor shall have the right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Funds, if any, any time following the end of the Identification Period upon written demand of Exchangor; and

      (b) if Exchangor has identified the Replacement Property by the end of the Identification Period, then Exchangor shall have the right to receive, pledge, borrow or otherwise obtain the benefits of the Exchange Funds, if any, any time following Exchangor's receipt of all of the Replacement Property to which Exchangor is entitled under this Exchange Agreement upon written demand of Exchangor.

5.5 If the balance of the Exchange Funds has not previously been delivered to Exchangor pursuant to Section 5.4 above, then following the last day of the Exchange Period, upon written demand of Exchangor, Qualified Intermediary shall pay to Exchangor the then current balance of the Exchange Funds including accrued interest or other earnings thereon, less (a) the then unpaid balance of "Qualified Intermediary's Fees" (as such term is hereinafter defined) and (b) such other amounts as Qualified Intermediary may retain pursuant to Article 8 below.

                            ARTICLE 6
                    USE OF EXCHANGE FUNDS TO
                ACQUIRE THE REPLACEMENT PROPERTY

6.1 Qualified Intermediary shall use the Exchange Funds in order to make earnest money deposits and to pay the balance of the purchase price due on the purchase of the Replacement Property in accordance with the Replacement Property Contract.

6.2 If the sum of the aggregate cash consideration to be paid by Qualified Intermediary for the purchase of the Replacement Property plus acquisition costs in connection therewith, including but not limited to recording fees, transfer taxes, title and escrow closing charges and closing adjustments, exceed the then available Exchange Funds, Exchangor shall provide the excess amount required to consummate the acquisition of the Replacement Property to Qualified Intermediary on or before the Replacement Property Closing Date by certified or cashier's check or by wire transfer of immediately available funds.

                            ARTICLE 7
                  QUALIFIED INTERMEDIARY'S FEES

7.1 As compensation for its services under this Exchange Agreement, Qualified Intermediary shall receive a fee of $975.00. In the event that the Exchange Funds exceed $750,000 or if multiple Relinquished and/or Replacement properties are involved, additional fees shall be due, as agreed upon by the Exchangor and the Qualified Intermediary. Such amounts shall be deemed to have been earned upon the execution of this Exchange Agreement by Exchangor and Qualified Intermediary. Qualified Intermediary shall also receive reasonable compensation for any special services that it may render in connection with this Exchange Agreement. All such compensation is herein referred to as "Qualified Intermediary's Fee."

7.2 Qualified Intermediary's Fee, if not sooner paid directly by Exchangor, shall be paid from the Exchange Funds. Qualified Intermediary shall have the right to withdraw from the Exchange Funds an amount sufficient to pay Qualified Intermediary's Fee immediately upon its receipt of any Exchange Funds. If the Exchange Funds are insufficient for the payment of the then unpaid balance of Qualified Intermediary's Fee, Exchangor shall pay the difference to Qualified Intermediary immediately upon demand therefor.

                            ARTICLE 8
                     INDEMNITY BY EXCHANGOR;
              EXCULPATION OF QUALIFIED INTERMEDIARY

8.1 Exchangor hereby agrees to indemnify and hold harmless Qualified Intermediary, its officers, directors, employees and agents (collectively the "Indemnified Parties") from and against all claims, liabilities, demands and expenses, including reasonable attorneys' fees, of any kind which may be asserted against any of the Indemnified Parties by any person or entity other than Exchangor which arise out of any acts or omissions related to the carrying out of the terms of this Exchange Agreement, the Relinquished Property Contract or the Replacement Property Contract, including taxes, claims for breach of contract or injury to person or property, and fines or penalties under any law, including without limitation under any federal, state or local law with respect to environmental matters or hazardous wastes, except for any of the foregoing which arise from the gross negligence or willful misconduct of any of the Indemnified Parties.

8.2 Qualified Intermediary shall not be required to accept, convey, transfer or otherwise deal with the Relinquished Property, the Replacement Property, the Exchange Funds or any part thereof until all of the payments, advances and expenses made or incurred by it (including Qualified Intermediary's Fee) shall have been paid or until adequate provision has been made therefor, in the sole discretion of Qualified Intermediary.

8.3 Exchangor and Qualified Intermediary agree that, except for purposes of Section 1031(a) of the Code and the Regulations, Qualified Intermediary shall act as Exchangor's agent in performing Qualified Intermediary's obligations under this Exchange Agreement. Qualified Intermediary shall not assume or bear any personal liability in connection with the Relinquished Property Contract or the Replacement Property Contract. Notwithstanding anything to the contrary in this Exchange Agreement, Qualified Intermediary shall be under no obligation to disburse any portion of the Exchange Funds if Qualified Intermediary reasonably believes it may be held accountable to any person or entity either for money or other damages or claims unless it is provided with funds which it deems to be sufficient or is indemnified to its satisfaction.

8.4 Qualified Intermediary shall not be liable for any loss of the principal amount of the Exchange Funds or the earnings thereon resulting from the investment thereof except in the case of Qualified Intermediary's willful misconduct or gross negligence.

8.5 Qualified Intermediary makes no representation or warranty regarding, nor shall Qualified Intermediary be liable for, the tax consequences to Exchangor of the transaction contemplated by this Exchange Agreement, including, without limitation, the status of the Replacement Property as like-kind property or the qualification of the transaction as a like-kind exchange pursuant to Section 1031 of the Code.

                            ARTICLE 9
                             NOTICES

9.1 Any notice or other communication required or permitted to be given pursuant to this Exchange Agreement shall be given in writing and shall be deemed properly given or made when hand delivered, or mailed by first class United States certified or registered mail return receipt requested, or telecopied (faxed), addressed to the other party hereto as follows:

If to Exchangor:    Galena State Bank & Trust Co.
                    216 S. Commerce Street
                    Galena, IL  61036
                    Telecopier (Fax) Number: 815/777-8944


If to Qualified
Intermediary:       ATTORNEYS' TITLE GUARANTY FUND, INC.
                    29 South LaSalle Street
                    Fifth Floor
                    Chicago, Illinois 60603-1503
                    Attention: Hugh E. Pollard
                    Telecopier (Fax) Number: (312)372-9509


9.2 Either party hereto may change its address by giving notice of the new address to the other party in the manner provided for in Section 9.1 above.

                           ARTICLE 10
                   SECTION 1445 CERTIFICATION

10.1 Exchangor hereby certifies under penalties of perjury that Exchangor is not a "foreign person" as such term is defined in
Section 1445 of the Code and the regulations promulgated thereunder.

10.2 Exchangor's United States taxpayer identification number is 36-2597424

10.3  Exchangor's address is 216 S. Commerce Street, Galena,
Illinois  61036

                           ARTICLE 11
                          MISCELLANEOUS

11.1 This Exchange Agreement shall be governed by and shall be construed in accordance with the laws of the State of Illinois.

11.2 This Exchange Agreement and the rights, obligations and duties hereunder shall not be assigned or transferred by either party hereto without the prior written consent of the other party.

11.3 This Exchange Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

11.4 Each of the terms and provisions of this Exchange Agreement is severable and if any term or provision or the application thereof in any circumstance should become invalid, illegal or unenforceable, the remaining terms and provisions or the application thereof to other circumstances shall not be affected thereby and shall remain in full force and effect.

11.5 The Exhibits attached hereto and the recitals set forth above shall all constitute a part of this Exchange Agreement.

11.6  The covenants and agreements contained in this Exchange
Agreement, including, without limitation, any indemnities contained herein, shall survive the termination of this Exchange
Agreement and the consummation of the transactions contemplated hereby.

11.7 All terms used herein in the singular shall include the plural and all terms used herein in the plural shall include the singular.

11.8 This Exchange Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

11.9  Time is of the essence of this Exchange Agreement.

11.10 This Exchange Agreement may be amended only by an instrument in writing executed by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Exchange Agreement as of the date first above written.

EXCHANGOR: GALENA STATE BANK & TRUST CO.

BY:        /s/ Jerry L. Murdock
Attest:    /s/ Lois Jean Wienen

QUALIFIED INTERMEDIARY:

ATTORNEYS' TITLE GUARANTY FUND, INC.
By:        /s/ Hugh E. Pollard
Its        ESCROW ADMINISTRATOR


                            EXHIBIT A
                      to Exchange Agreement

        DESCRIPTION OF THE THREE RELINQUISHED PROPERTIES

PARCEL I: (216 S. Commerce Street Property)

Lot Number Sixty-eight (68) on the Easterly side of Commerce Street and Lot Number Seventy-six (76) on Water Street both lots being in the block between Green Street and Washington Street on the West side of Galena River and the South Twenty-two (22) feet of Lot Sixty-seven (67) on Commerce Street, in the City of Galena, on the West side of Galena River, situated in the County of Jo Daviess and State of Illinois.

PARCEL II: (400 South Main St. Property)

Lots Numbered Five (5), Six (6), the North Twenty-two (22) feet of Lot Number Nine (9) and the North Fourteen and Seven-twelfths (14 7/12) feet of the South Twenty-four and Six-Twelfths (24 6/12) feet of Lot Number Eight (8) all in Block B on the West side of the Galena River, in the City of Galena, Jo Daviess County, Illinois. ALSO, the South Twenty-seven (27) feet of Lot Number Nine (9) in Block B extending from Water Street to the rear of said Lot Nine (9) and the North Twenty-four and Six-Twelfths (24 6/12) feet of Lot Number Eight in Block B extending from Water Street to the rear of said Lot Eight (8) and on the West side of the Galena River, in the City of Galena, situated in the County of Jo Daviess, in the State of Illinois. EXCEPT that part of Lot 5 in Block B on the West side of the Galena River, in the City of Galena, Jo Daviess County, Illinois, bounded by a line described as follows: Commencing at the Northwest corner of said Block B; thence South 12 degrees 07 minutes O5 seconds West 35.77' along the West line of said Block B to the point of beginning, thence South 76 degrees 25 minutes 28 seconds East 58.52' along the North line of a four story brick building, thence South 12 degrees 04 minutes 58 seconds West 20.21' along the East line of a four story brick building, thence South 12 degrees 35 minutes 45 seconds West 25.95' along the East line of a four story brick building to a point on the South line of said Lot 5; thence North 76 degrees 38 minutes 48 seconds West 58.32' along the South line of said Lot 5 to the Southwest corner of said Lot 5; thence North 12 degrees 07 minutes O5 seconds East 46.40' along the West line of said Lot 5 to the point of beginning.

PARCEL III: (Gear Street Property)
Lots 3, 4, 6 & 7 of the Plat of Subdivision Galena State Bank Commercial Center, a subdivision located in the Southwest Quarter of Section 13, Township 28 North, Range 1 West of the Fourth Principal Meridian, West Galena Township, in the City of Galena, West side of Galena River, Jo Daviess County, Illinois, subject to easements, right of ways and building setback lines all as shown on the plat thereof recorded in the Jo Daviess County, Illinois Recorder's Office as Document No. 240146 in Planhold D of Plats, at No. 431.

                            EXHIBIT B
                      to Exchange Agreement

          ASSIGNMENT, ACCEPTANCE, NOTICE OF ASSIGNMENT
                  AND CONSENT TO ASSIGNMENT OF
               THE RELINQUISHED PROPERTY CONTRACT

                           ASSIGNMENT
                     (FOR PARCEL I PROPERTY)

FOR VALUE RECEIVED, Galena State Bank & Trust Co. ("Exchangor") hereby assigns all of Exchangor's right in and to a certain Contract for Purchase November 29, 1995, by and between Exchangor and Labatyd, Inc. for the property located at 216 S. Commerce St., Galena, IL (the "Relinquished Property Contract"), a copy of which is attached hereto, including all of Exchangor's rights in and to the earnest money deposited thereunder, to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996 by and between Exchangor and Qualified Intermediary, this 14th day of June , 1996.

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                           ACCEPTANCE

ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary") hereby accepts the foregoing assignment of the Relinquished Property Contract as of the _________ day of, 199 ;
provided, however, that such acceptance is upon the express condition that Labatyd. Inc. the Purchaser under the Relinquished Purchase Contract, acknowledges in writing that neither Qualified Intermediary nor its officers, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract.

ATTORNEYS' TITLE GUARANTY FUND, INC.

By:   /s/ Hugh E. Pollard
Its   ESCROW ADMINISTRATOR

                             NOTICE
                      RE PARCEL I PROPERTY

To:       Labatyd, Inc.
Address:  1205 Bussan
          Galena, IL  61036

Date:     June 14, 1996

You are hereby notified that all of the rights of Galena State Bank & Trust Co. ("Exchangor") under that certain Contract for Purchase dated November 29, 1995, by and between Exchangor and you for the property located at 216 S. Commerce Street, Galena, IL 61036, the "Relinquished Property Contract") have been assigned to ATTORNEYS' TITLE GUARANTY FUND, INC.("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996, by and between Exchangor and Qualified Intermediary.

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                             CONSENT

      Labatyd. Inc. (the "Relinquished Property Purchaser") hereby consents to the foregoing assignment of the Relinquished Property Contract and acknowledges that neither qualified Intermediary nor its officer, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract; provided, however, that this consent shall in no way be deemed to release Exchangor from any of Exchangor's agreements, representations, warranties and indemnifications set forth in the Relinquished Property Contract.

Date: June 14,1996

RELINQUISHED PROPERTY PURCHASER:

/s/   David H. Thiltgen

                            EXHIBIT B
                      to Exchange Agreement

          ASSIGNMENT, ACCEPTANCE, NOTICE OF ASSIGNMENT
                  AND CONSENT TO ASSIGNMENT OF
               THE RELINQUISHED PROPERTY CONTRACT

                           ASSIGNMENT
                          RE PARCEL II

FOR VALUE RECEIVED, Galena State Bank & Trust Co. ("Exchangor") hereby assigns all of Exchangor's right in and to a certain Contract for Purchase dated December 04, 1995, by and between Exchangor and Charles Schnepf & Daniel 0'Keefe for the property located at 400 S. Main St., Galena, IL 61036 (the "Relinquished Property Contract"), a copy of which is attached hereto, including all of Exchangor's rights in and to the earnest money deposited thereunder, to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996, by and between Exchangor and Qualified Intermediary, this 04th day of June, 1996.

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                           ACCEPTANCE

ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified
Intermediary") hereby accepts the foregoing assignment of the Relinquished Property Contract as of the 04th day of June, 1996 provided, however, that such acceptance is upon the express condition that Charles Schnepf & Daniel O'Keefe, the Purchaser under the Relinquished Property Contract, acknowledges in writing that neither Qualified Intermediary nor its officers, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract.

ATTORNEYS' TITLE GUARANTY FUND, INC.

By:   /s/ Hugh E. Pollard
Its:  ESCROW ADMINISTRATOR

                             NOTICE
                          RE PARCEL II

To:       Charles Schnepf & Daniel O'Keefe
Address:  125 South Main Street
          Galena, IL.  61036

Date:     June 04, 1996

You are hereby notified that all of the rights of Galena State Bank & Trust Co. ("Exchangor") under that Certain Contract for Purchase dated December 04, 1995, by and between Exchangor and you for the property located at 400 S. Main Street. Galena. IL 61O36 (the "Relinquished Property Contract") have been assigned to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996 by and between Exchangor and Qualified Intermediary.

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                             CONSENT

Charles Schnepf & Daniel 0'Keefe (the "Relinquished Property Purchaser") hereby consents to the foregoing assignment of the Relinquished Property Contract and acknowledges that neither Qualified Intermediary nor its officer, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract; provided, however, that this consent shall in no way be deemed to release Exchangor from any of Exchangor's agreements, representations, warranties and indemnification's set forth in the Relinquished Property Contract.

Date: June 04, 1996

RELINQUISHED PROPERTY PURCHASER:

/s/ Charles A. Schnepf
/s/ Daniel O'Keefe

Beneficiaries of Galena State Bank
& Trust Co. Trust No. 478
(uta 2/15/96)

                            EXHIBIT B
                      to Exchange Agreement

          ASSIGNMENT, ACCEPTANCE, NOTICE OF ASSIGNMENT
                  AND CONSENT TO ASSIGNMENT OF
               THE RELINQUISHED PROPERTY CONTRACT

                           ASSIGNMENT
                          RE PARCEL III

FOR VALUE RECEIVED, Galena State Bank & Trust Co., as Trustee under trust agt. dated 7/16/1976, known as ("Exchangor") hereby assigns all of Exchangor's right in and to a certain Contract for Purchase dated October 19, 1995, by and between Exchangor and Merkle Engineers, Inc. for the property located at Gear Street, Galena, IL 61036 (the "Relinquished Property Contract"), a copy of which is attached hereto, including all of Exchangor's rights in and to the earnest money deposited thereunder, to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996, by and between Exchangor and Qualified Intermediary, this 17th day of May, 1996

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                           ACCEPTANCE

ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary") hereby accepts the foregoing assignment of the Relinquished Property Contract as of the _____ day of _______, 199____ provided, however, that such acceptance is upon the express condition that Merkle Engineers, Inc., the Purchaser under the Relinquished Property Contract, acknowledges in writing that neither Qualified Intermediary nor its officers, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract.

ATTORNEYS' TITLE GUARANTY FUND, INC.

By:   /s/ Hugh E. Pollard
Its:  ESCROW ADMINISTRATOR

                             NOTICE
                          RE PARCEL III

To:       Merkle Engineers, Inc.
Address:  100 Perry Street
          Galena, IL.  61036

Date:     May 17, 1996

You are hereby notified that all of the rights of Galena State Bank & Trust Co., as Trustee under Trust Agreement dated July 16, 1976 ("Exchangor") under that Certain Contract for Purchase dated October 19, 1995, by and between Exchangor and you for the property located at Gear Street, Galena, IL 61O36 (the "Relinquished Property Contract") have been assigned to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996, by and between Exchangor and Qualified Intermediary.

Exchangor: GALENA STATE BANK & TRUST CO.

BY:       /s/ Jerry L. Murdock
Attest:   /s/ Michele M. Berning

                             CONSENT

Merkle Engineers, Inc. (the "Relinquished Property Purchaser") hereby consents to the foregoing assignment of the Relinquished Property Contract and acknowledges that neither Qualified Intermediary nor its officer, directors, agents or employees shall be personally liable for a breach of any representations or warranties or any obligations of Exchangor as seller under the Relinquished Property Contract; provided, however, that this consent shall in no way be deemed to release Exchangor from any of Exchangor's agreements, representations, warranties and indemnification's set forth in the Relinquished Property Contract.


Date: May 17, 1996

RELINQUISHED PROPERTY PURCHASER:

/s/ William R. Matoms
President

                            EXHIBIT C
                      to Exchange Agreement

             IDENTIFICATION OF REPLACEMENT PROPERTY


                               Date:    May 17, 1996

To:   Attorneys' Title Guaranty Fund, Inc.
      ("Qualified Intermediary")
      29 South LaSalle Street
      Fifth Floor
      Chicago, Illinois 60603-1503
      Attention: Hugh E. Pollard


From: Galena State Bank & Trust Co.("Exchangor")
      & Galena State Bank & Trust Co., Trustee of Trust No. 167
      216 S. Commerce St. - Galena, IL  61036


Pursuant to that certain Exchange Agreement dated May 17, l996, by and between Qualified Intermediary and Exchangor (the
"Exchange Agreement"), Exchangor hereby identifies the following property(ies) as Replacement Property (as defined in the Exchange
Agreement):

      1.  Street Address:     Gear Street
                              Galena, IL  61036
          P.I.N.
          Common Name:
          Legal Description:  See Attached Continuation
                              (Lot 1 of Plat of Subdv. of Galena
                              State Bank Commercial Center
                              Galena, IL
      2.  Street Address:
          P.I.N.
          Common Name:
          Legal Description:


                 EXHIBIT C TO EXCHANGE AGREEMENT
                      REPLACEMENT PROPERTY

      Lot 1 of the Plat of Subdivision Galena State Bank Commercial Center, a subdivision located in the Southwest Quarter of Section 13, Township 28 North, Range 1 West of the Fourth Principal Meridian, West Galena Township, in the City of Galena, West side of Galena River, Jo Daviess County, Illinois, subject to easements, right of ways and building setback lines all as shown on the plat thereof recorded in the Jo Daviess County, Illinois Recorder's Office as Document No. 240146 in Planhold D of Plats, at No. 431.

      3.  Street Address:
          P.I.N.
          Common Name:
          Legal Description:

Exchangor may identify up to three properties as Replacement Property without regard to their fair market value. In the event Exchangor identifies more than three properties as Replacement Property during the Identification Period (as defined in the Exchange Agreement), Exchangor acknowledges that it is familiar with the "200-percent rule" and the "95-percent rule" of paragraph (c)(4) of Section 1.1031(k)-1 of the Regulations (as defined in the Exchange Agreement).

EXCHANGOR: GALENA STATE BANK & TRUST CO.

BY:       /s/  Jerry L. Murdock
Attest:   /s/  Michele M. Berning

Receipt acknowledged this _______ day of ________, 199___

ATTORNEYS' TITLE GUARANTY FUND, INC.

By:
Its:

                            EXHIBIT D
                      to Exchange Agreement

          ASSIGNMENT, ACCEPTANCE, NOTICE OF ASSIGNMENT
                  AND CONSENT TO ASSIGNMENT OF
                THE REPLACEMENT PROPERTY CONTRACT

                           ASSIGNMENT

                                   *u/t/a dated 7/16/1976, known
                                   as Trust No. 167

FOR VALUE RECEIVED, Galena State Bank & Trust Co. as Trustee* ("Exchangor") hereby assigns all of Exchangor's right in and to a certain Purchase Agreement dated May 17, 1996, by and between Exchangor and Hoskins Lumber Company for the property located at Gear St., Galena, IL 61036 (the "Replacement Property Contract"), a copy of which is attached hereto, to ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996, by and between Exchangor and Qualified Intermediary, this 17th day of May, 1996.

EXCHANGOR: GALENA STATE BANK & TRUST CO.

BY:        /s/ Jerry L. Murdock
ATTEST:    /s/ Michele M. Berning

                           ACCEPTANCE

ATTORNEYS' TITLE GUARANTY FUND, INC. ("Qualified Intermediary") hereby accepts the foregoing assignment of the Replacement Property Contract as of the _______ day of, 1996; provided, however, that such acceptance is upon the express condition that Hoskins Lumber Company, the Seller under the Replacement Property Contract, acknowledges in writing that the liability of Qualified Intermediary (and its officers, directors, agents and employees) as assignee of Exchangor's rights under the Replacement Property Contract is limited to forfeiture of the earnest money deposit provided for in the Replacement Property Contract.
ATTORNEYS' TITLE GUARANTY FUND, INC.


By:   Hugh E. Pollard
Its:  ESCROW ADMINISTRATOR

                             NOTICE

To:       Hoskins Lumber Company
Address:  107 E. Myrtle St.
          Elizabeth, IL  61028

Date:     May 17, 1996

You are hereby notified that all of the rights of Galena State Bank & Trust Co. ("Exchangor")under that certain Purchase Agreement dated May 17, l996 by and between Exchangor and you for the property located at Gear Street, Galena, IL 61036 (the "Replacement Property Contract") have been assigned to ATTORNEYS' TITLE GUARANTY FUND, INC.("Qualified Intermediary"), pursuant to an Exchange Agreement dated May 17, 1996 by and between Exchangor and Qualified Intermediary.

EXCHANGOR:  GALENA STATE BANK & TRUST CO.
BY:         /s/ Jerry L. Murdock
Attest:     /s/ Michele M. Berning

                             CONSENT

Hoskins Lumber Company (the "Replacement Property Seller") hereby consents to the foregoing assignment of the Replacement Property Contract and acknowledges that the liability of Qualified Intermediary (and its officers, directors, agents and employees) as assignee of Exchangor's rights under the Replacement Property Contract is limited to forfeiture of the earnest money deposit provided for in the Replacement Property Contract; provided, however, that this consent shall in no way be deemed to release Exchangor from any of Exchangor's agreements, representations IL:, warranties and indemnifications set forth in the Replacement Property Contract.

Date: May 21, l996.

REPLACEMENT PROPERTY SELLER:

HOSKINS LUMBER COMPANY
By:   /s/ Vincent E. Toepfer
      /s/ Cheryl A. Toepfer

                            EXHIBIT E
                         to Exchange Agreement

                            DIRECTION

ATTORNEYS' TITLE GUARANTY FUND, INC., as assignee of the rights of Galena State Bank & Trust Co. ("Purchaser")under a certain Purchase Agreement dated May 17, 1996, (the "Contract") with Hoskins Lumber Company ("Seller"), hereby directs Seller to convey or cause to be conveyed to Purchaser the property commonly known as Gear Street, Galena, IL 61036 which property is the subject of the Contract.

Dated:    June 18, 1996

ATTORNEYS' TITLE GUARANTY FUND, INC.

BY:   /s/ Hugh E. Pollard
Its:  ESCROW ADMINISTRATOR